Exhibit 7.02

POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints Clay B. Thorp, signing individually, the undersigned’s true and lawful attorney-in-fact and agent to:

(1)    Prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the Securities and Exchange Commission (the “SEC”) statements of beneficial ownership on Schedule 13D or 13G (including amendments thereto and joint filing agreements in connection therewith) in accordance with Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in the undersigned’s capacity as a beneficial owner of more than 5% of a registered class of securities of PhaseBio Pharmaceuticals, Inc. (the “Company”);

(2)    Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare and execute any such Schedule 13D or 13G (including amendments thereto and joint filing agreements in connection therewith) and file such forms with the SEC and any stock exchange, self-regulatory association or any similar authority; and

(3)    Take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, and his substitutes, in serving in such capacity at the request of the undersigned, are not assuming (nor is the Company assuming) any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company, (b) revocation by the undersigned in a signed writing delivered to the Company and the foregoing attorney-in fact or (c) until such attorney-in-fact is no longer affiliated with Hatteras Venture Partners.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

Date: November 1, 2018

HATTERAS VENTURE ADVISORS III, LLC

By:	/s/ Clay B. Thorp
Name:	Clay B. Thorp
Title:	Manager

HATTERAS VENTURE PARTNERS III, LP

By:	Hatteras Venture Advisors III, LLC, its general partner

By:	/s/ Clay B. Thorp
Name:	Clay B. Thorp
Title:	Manager

HATTERAS VENTURE AFFILIATES III, LP

By:	Hatteras Venture Advisors III, LLC, its general partner

By:	/s/ Clay B. Thorp
Name:	Clay B. Thorp
Title:	Manager

VENTURE CAPITAL MULTIPLIER FUND, LP, SERIES B

By:	Hatteras Venture Advisors III, LLC, its general partner

By:	/s/ Clay B. Thorp
Name:	Clay B. Thorp
Title:	Manager

CATALYSTA VENTURES, LLC

By:	/s/ Clay B. Thorp
Name:	Clay B. Thorp
Title:	Manager

HATTERAS VENTURE PARTNERS I, LP

By:	Catalysta Ventures, LLC

By:	/s/ Clay B. Thorp
Name:	Clay B. Thorp
Title:	Manager

/s/ John Crumpler
John Crumpler

/s/ Robert A. Ingram
Robert A. Ingram

/s/ Kenneth B. Lee
Kenneth B. Lee

/s/ Douglas Reed
Douglas Reed

/s/ Clay B. Thorp
Clay B. Thorp